                                                                      EXHIBIT 15



                THE TRAVELERS FUND BD II FOR VARIABLE ANNUITIES

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Donald T. DeCarlo of Douglaston, New York, director of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of April, 1995.



                           /s/Donald T. DeCarlo
                           Director
                           The Travelers Life and Annuity Company

                THE TRAVELERS FUND BD II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Christine B. Mead of Avon, Connecticut, Vice President and Controller of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 1995.


                           /s/Christine B. Mead
                           Vice President and Controller
                           The Travelers Life and Annuity Company